UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2024

BUTLER NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	0-1678	41-0834293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Aero Plaza, New Century, Kansas	66031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 780-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2024, Butler National Corporation (the “Company”) and UMB Bank, N.A., as rights agent (the “Rights Agent”), entered into an amendment (“Amendment Two”) to the Rights Agreement, dated as of August 2, 2011, between the Company and the Rights Agent (the “Rights Agreement”) as filed as Exhibit 4.1 on the Company’s registration on Form 8-A dated August 2, 2011, refiled as Exhibit 4.1 to the Company’s Form 10-Q for the period ended October 31, 2016, and previously amended by Amendment One to the Rights Agreement dated July 22, 2021 filed as Exhibit 4.2 on the Company’s 8-K filed July 26, 2021 is incorporated herein by reference.

Amendment Two accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) under the Rights Agreement by amending the definition of “Final Expiration Date” under the Rights Agreement to mean “October 29, 2024.” At the time of the termination of the Rights Agreement, all Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment Two, which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01	FD Disclosure.

On October 30, 2024, at the 2024 Annual Meeting of Shareholders of the Company, the Company intends to make an investor presentation (the “Investor Presentation”), a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the Investor Presentation, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

This Form 8-K, including the Investor Presentation, may contain “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. These statements are based on the Company's expectations and involve risks and uncertainties that could cause our actual results to differ materially from those set forth in the statements. These risks are discussed in the Company's filings with the Securities and Exchange Commission (“SEC”), including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ended April 30, 2024. Such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement. If the Company does update any forward-looking statement, no inference should be drawn that it will make additional updates with respect to that statement or any other forward-looking statements.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Amendment Two to Rights Agreement between Butler National Corporation and UMB Bank, N.A., dated October 29, 2024
99.1	Investor Presentation for the 2024 Annual Meeting of Shareholders of Butler National Corporation
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTLER NATIONAL CORPORATION

Date: October 30, 2024	/s/Tad M. McMahon Tad M. McMahon Chief Financial Officer